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                                                                    EXHIBIT 10.5
                                 FIFTH AMENDMENT



                  FIFTH AMENDMENT (this "Amendment"), dated as of February 16, 2001, among Ceres Group, Inc., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of February 17, 1999 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendments provided for herein and the Banks have agreed to provide such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 9 of the Credit Agreement is hereby amended by (i) deleting the definition of "Borrower Cash Flow" in its entirety and (ii) inserting the following new definition in lieu thereof:

                  " `Borrower Cash Flow' shall mean, for any period, the sum of
                  (i) available dividends as of the last day of the relevant period of the Regulated Insurance Companies plus dividends actually paid by the Regulated Insurance Companies during the calendar year in which such period ends, (ii) the net income (before dividend payments, interest expense, depreciation and amortization) of the Borrower for such period (determined on a stand-alone basis, without giving effect to the income of or dividends received from its Subsidiaries) and (iii) the net income (before interest expense, dividend payments, depreciation and amortization) of each Non-Regulated Company for such period (determined on a stand-alone basis, without giving effect to the income of or dividends received from its Subsidiaries)."

                  2. Each of the Banks hereby waives any Default or Event of Default caused by the Borrower's non-compliance with Section 7.17 of the Credit Agreement solely as a result of the non-application of the present amendment to any Test Period ending prior to or on December 31, 2000.

                  3. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (i) all of the representations and warranties contained in the Credit

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Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, both before and after giving effect to this Amendment unless any such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date, and (ii) there exists no Default or Event of Default on the Fifth Amendment Effective Date, both before (except with respect to any Default or Event of Default described in Section 2 of this Amendment) and after giving effect to this Amendment.

                  4. This Amendment shall become effective as of the date hereof (the "Fifth Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  5. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                  6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                 CERES GROUP, INC.

                                 By:      /s/ Larry E. Wharton
                                     -------------------------------------------
                                      Title:  Vice President & Treasurer


                                 THE CHASE MANHATTAN BANK,
                                     -------------------------------------------
                                     Individually and as Administrative Agent

                                 By:      /s/ Helen L. Newcomb
                                     -------------------------------------------
                                      Title:  Vice President


                                 DRESDNER BANK AG NEW YORK BRANCH
                                     AND GRAND CAYMAN BRANCH

                                 By:      /s/ Lloyd C. Stevens
                                     -------------------------------------------
                                      Title:  Vice President

                                 By:      /s/ Jonathan Wallin
                                     -------------------------------------------
                                      Title:  Vice President


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:      /s/ Sherrie I. Manson
                                     -------------------------------------------
                                      Title:  Vice President

                                 FIRSTAR BANK MILWAUKEE, N.A.

                                 By:      /s/
                                     -------------------------------------------
                                      Title:  Senior Vice President


                                 FLEET NATIONAL BANK

                                 By:      /s/
                                     -------------------------------------------
                                      Title:



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